UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2007

Illumina, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9885 Towne Centre Drive, San Diego, California		92121-1975
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 202-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 26, 2007, the Board of Directors of Illumina, Inc. (the "Company") approved the amendment and restatement of the Company’s 2005 Stock and Incentive Plan (the "Plan") to eliminate the following provisions in the Plan that the Company has never utilized:

(i) Section 9(a)(iii) of the Plan that permitted, in limited circumstances, the grant of stock options at an exercise price of less than 100% of the Fair Market Value (as defined in the plan); and

(ii) Section 9(c)(iii) of the Plan that permitted the Company to accept a promissory note as consideration for the exercise of a stock option granted under the plan.

The above summary of the changes to the 2005 Stock and Incentive Plan is qualified by reference to the full text of the Amended and Restated 2005 Stock and Incentive Plan, filed as Exhibit 10.1 to this Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amended and Restated 2005 Stock and Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

July 30, 2007	By:	/s/ Christian O. Henry

Name: Christian O. Henry
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2005 Stock and Incentive Plan